UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                             FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report June 27,  2002
...............................................................................
                          ValCom, Inc.
     (Exact name of registrant as specified in its charter)
...............................................................................
...............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

       26030 Avenue Hall Studio 5 - Valencia, California 91355
          (Address of principal executive offices)     (Zip Code)

                            (661) 257-8000
           Registrant's telephone number, including area code
...............................................................................
...............................................................................

Item 2.) ACQUISITION
The acquisition for the purchase of Digital Cut Post, Inc. was completed on June 26, 2002. The terms of the agreement are in the attached exhibits

Item 7.) Exhibit attached

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.




Date: July 3, 2002                  ValCom, Inc.
                                    By: /s/ Vince Vellardita
                                    -----------------------
                                    Vince Vellardita, Chairman





EXHIBIT A


               AGREEMENT AND PLAN OF REORGANIZATION

                            BETWEEN

                          ValCom, Inc.

                              AND

                     Digital Cut Post, Inc.

                     as of June 26th, 2002



                        TABLE OF CONTENTS

1.     Plan of Reorganization ..............................            4
2.     Exchange of Shares .................................             4
3.     Closing .............................................            5
4.     The Preferred Stock ................................             5
5.     Tax-Free Exchange ..................................             5
6.     Representations and Warranties of DCP...............             5
7.     Representations and Warranties of VCI ...............            8
8.     Covenants of DCP....................................             18
9.     Covenants of VCI ....................................            19
10.    Conditions Precedent to Closing .....................            20
11.    Indemnification .....................................            22
12.    DCP's Investment Intent ............................             23
13.    Conduct of VCI and DCP Prior to the Closing Date ....            23
14.    Access and Information .............................             24
15.    Expenses ...........................................             25
16.    Termination .........................................            25
17.    Effect on Termination ...............................            25
18.    Meaning of "Material" ...............................            25
19.    Amendment ..........................................             25
20.    Waiver ..............................................            26
21.    Broker and Investment Banking Fees .................             26
22.    Binding Effect ......................................            26
23.    Entire Agreement ...................................             26
24.    Governing Law .......................................            26
25.    Arbitration ........................................             26
26.    Originals ...........................................            27
27.    Addresses of the Parties ............................            27
28.    Notices .............................................            27
29.    Release of Information ..............................            28







  AGREEMENT AND PLAN OF REORGANIZATION, dated as of 25th June 2002
(the "Agreement"), among ValCom, Inc., a corporation organized under and pursuant to the laws of the State of Delaware ("VCI"), with their principal office at 26030 Avenue Hall Studio #5, Valencia, California 91355 and Digital Cut Post, a corporation organized under and pursuant to the laws of the State of California ("DCP"), with its principal office at 3733 Motor Avenue, Los Angeles, CA 90034.

                              WITNESSETH:

  WHEREAS, VCI desires, pursuant to this Agreement, to exchange
1,400,000 shares of Preferred Stock convertible 1 for 1 into common shares at a par value of $.001 per share and $1,100,000 in cash in exchange for all 2,000 shares of DCP's issued and outstanding $1.00 par value common shares; and

  WHEREAS, DCP is willing, pursuant to this Agreement, to exchange all of its DCP Common Shares in exchange for 1,400,000 Non-Voting, Convertible Preferred Shares convertible 1 preferred share for 1 common shares at a par value of $.001 per share and cash upon the terms and conditions hereinafter set forth and for the purpose of carrying out a tax free exchange within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, in order to carry out the foregoing intents, VCI, and DCP desire to enter into and adopt this Agreement.

  NOW, THEREFORE, in consideration for the exchange of securities herein enumerated and other good and valuable consideration, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, the parties hereby agree as follows:

                  1.    Purchase Price.       The Purchase Price hereunder for
the Authorizations and Assets shall equal TWO MILLION FIVE HUNDRED
THOUSAND DOLLARS ($2,500,000.00). (Terms See 1.2)
             1.2. Payment Terms. (i) to purchase 100% of the stock in Digital Cut Post, Inc. owned by the Company and its shareholders for $2,500,000 to be paid as follows; (ii) Year 1, Two Hundred Fifty Thousand Dollars ($250,000) shall be paid in the form of a company check on the Closing Date. 300,000 shares of preferred convertible stock within thirty (30) days of the signing of this agreement.(iii) Year 2, $300,000 to be paid in cash and 400,000 shares of preferred convertible stock at the anniversary date.(iv) Year 3, $300,000 to be paid in cash and 400,000 shares of preferred convertible stock at the anniversary date. (v) Year 4 $250,000 to be paid in cash and 300,000 shares of preferred convertible stock. All preferred shares be converted to common upon demand one share of preferred for one share of common. Mr.
Ed Santiago will enter into an employment agreement for three (3) years as President and to manage operations. Upon the consummation of the purchase, ValCom, Inc. a publicly traded company on the Over the Counter Bulletin
Board, shall own 100% of Digital Cut Post, Inc. and all it's assets. Closing date to be June 26th, 2002.

          1.3. Expenses. On the Closing Date, to the extent reasonably feasible, there shall be prorated all payments of rent, utilities, insurance, regulatory fees, and all other operating expenses of Digital Cut Post, and other charges pertaining to the Assets, so that Seller shall be responsible for all such expenses prior to the Closing Date and Buyer for all such expenses on the Closing Date and thereafter, with final accounting and settlement of such pro-rations to be completed within ninety (90) days after the Closing Date. In this regard, Seller shall pay the costs of all ownership reports, employment reports, or other reports or SEC filings required by virtue of Seller's ownership of Digital Cut Post prior to the Closing Date. Each party, however, shall be responsible for its own expenses in connection with the transactions contemplated under this Agreement, including the negotiation and preparation of this Agreement and the preparation and prosecution of the Application, except that Buyer shall pay all SEC filing fees, if any, pertaining to said transactions.


                1.4. Plan of Reorganization. It is the express written intention of the parties that DCP shall acquire 1,400,000 preferred shares in VCI and that VCI issue the Preferred Shares to the following individuals and entities directly affiliated with DCP or indirectly affiliated with DCP:

Please See Schedule A Attached hereto

     2. Exchange of Shares. By virtue of their respective execution of this Agreement, DCP hereby consents that on the Closing Date (as hereinafter defined) the VCI Preferred Shares shall be exchanged with DCP solely in consideration for the Common Stock of DCP. Unless otherwise requested by DCP in writing at least five business days prior to the Closing date, the Preferred Stock shall be delivered via the attached Schedule A in the amount of shares of Preferred Stock registered in the name of the individuals and entities listed in Schedule A.

     3.     Closing. The closing of the exchange of the VCI
Common Shares and the DCP Common Stock (the "Closing") shall take place at 1:00 PM local time on or before the 26th day of June 2002 at the offices of ValCom, Inc. , 26030 Avenue Hall, Studio #5 , Valencia, California 91355 or such other time and place upon which the parties may agree. The day which the Closing actually occurs is herein sometimes referred to as the "Closing Date". In the event the closing does not occur on or before June 26, 2002, and unless extended by mutual consent in writing or unless such failure to close is by reason of a material breach by a party of its obligations under this Agreement, then VCI, and DCP shall return all information and documentation exchanged or delivered hereunder to the party or parties furnishing the same and thereafter this Agreement shall be deemed to be null and void and of no further force or effect. In the event the failure to close is caused by the material breach by a party of its obligations under this Agreement, then the non-breaching party may enforce its rights under this Agreement including the right to seek specific performance and/or damages as provided in Section 17 of this Agreement.

     4. The Preferred Stock. The shares of Preferred Stock originally issued and delivered to the individuals and entities listed in Schedule A at the Closing shall be non-voting, convertible and shall be exchangeable on a 1 for 1 basis with a par value of $.001 per share.

     5. Tax-Free Exchange. Each party hereto intends that the transaction embodied by this Agreement shall be and shall qualify as a reorganization and a tax-free exchange under Section 368(a)(1)(AC) of the Code; and in furtherance thereof, each party hereby agrees not to take any action which would impair the treatment of the exchange as a tax-free reorganization for tax purposes. However, the inability to consummate the transaction on a tax-free basis will not affect the validity or enforce ability of this Agreement.

     6. Representations and Warranties of DCP. By virtue of its execution of this Agreement, and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, DCP hereby represents and warrants to VCI as follows:

            (a) It is the sole record and beneficial owner of the DCP Common Shares representing 100% of the total number of issued and outstanding shares of DCP's common stock, $0.001 par value per share.
DCP through its principals and designated affiliates has the sole and undisputed power, right and authority to vote the DCP Common Shares;

            (b) It has the power, right and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust or any existing agreement, indenture or other instrument to which DCP is a party or by which the DCP Common Shares owned by DCP's principals and affiliates may be bound or affected;

            (c)     The DCP Common Shares are duly and
validly issued, fully paid and non-assessable, and represent the only issued and outstanding class of voting securities of DCP;

            (d)     The information given and every
representation, warranty and statement made or furnished by DCP herein is true, correct and does not contain a misstatement of a material fact or omit to state any material fact required in order to make the statement and representation, in light of the circumstance under which they were made, not misleading;

            (e) DCP has no knowledge of any material fact or facts other than disclosed herein or in the exhibits or schedules annexed hereto which will adversely affect the business or financial condition of DCP or the title of DCP to its properties or assets, and agrees that it will notify VCI of any such facts if it acquires knowledge of the same prior to the Closing Date;

            (f) To the best of its knowledge and belief, each of the representations and warranties of DCP in Section 6 of this Agreement is true and correct;

            (g)     Its management has read and understands
both this Agreement and the nature and parameters of the transaction underlying the same; accepts and agrees to the consummation of the transaction enumerated herein; and accepts the original issuance of the Preferred Stock to DCP's principals and affiliates as the sole and exclusive consideration monetary investments dollar for dollar;

            (h) Neither it nor any other person, firm or entity has any right of appraisal or similar right to dissent from the transaction made subject of this Agreement and/or to demand payment for the VCI $.001 par value Preferred Shares. In the event such right does, in fact, exist, DCP will waive such right prior to the Closing Date;

            (i)     Prior to the Closing Date, DCP will not
vote for or authorize the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of DCP except as may be required to effectuate the terms and conditions of this Agreement;

            (j)     Prior to the Closing Date, DCP will not
vote for or authorize the creation of any other class of equity or debt security of DCP;

            (k) All of the assets and property used by DCP in the operation of its business are owned by DCP and to the extent any of such assets and property are not so owned, DCP will arrange to have such asset and/or property transferred into DCP's name prior to the Closing Date and then transferred to VCI as part of the merger herein;

            (l) Prior to the Closing Date, and except for advances by DCP to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to VCI in writing prior to expenditure, DCP will not, without the prior written consent of VCI, cause or authorize DCP to:

            (i) create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm, or corporation;

            (ii) create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of DCP's properties or assets, accept in the ordinary course of business;

            (iii) make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

            (iv)     make any capital expenditure or capital
addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

            (v) sell or otherwise dispose of any of its assets except sales in the ordinary course of business;

            (vi)    declare or pay any dividend on, or make
any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

            (vii) issue or sell any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

            (viii)  grant any option or make any commitment
relating to the authorized or issued capital stock of DCP;

            (ix)    pay or agree to pay, conditionally or
otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

            (x) use any DCP assets or properties, except for proper corporate purposes in the ordinary course of business;

            (xi)    make any change in DCP's Certificate of
Incorporation or By-Laws; or

            (xii)   change any of DCP's banking or safe
deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.

            (m)     Each of the representations in this Section
6 shall be true and correct at the Closing Date.

     7. Representations and Warranties of VCI. By virtue of its execution of this Agreement and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, VCI hereby represents and warrants to DCP as follows:

            (a) The VCI $.001 par value Preferred Shares to be transferred to DCP on the Closing Date will constitute 100% of the issued but not authorized VCI $.001 par value preferred stock as of the Closing Date. The VCI $.001 par value Preferred Shares will be transferred free and clear of any and all liens, claims, encumbrances, options, contracts, calls, commitments or demands of any character. The VCI $.001 par value Preferred Shares to be transferred to DCP on the Closing Date will constitute the complete ownership, legal and equitable, record and beneficial, of the VCI $.001 par value Preferred Shares on the Closing Date. VCI prior to this Agreement has not issued any other Preferred Shares. As of the Closing Date, VCI shall not own any equity interest in any other corporation, partnership, joint venture or proprietorship; and shall have on the Closing Date full corporate power and authority to carry on its business as the same shall be conducted between the date hereof and the Closing Date;

            (b)     VCI is, and at all times through and
including the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in such states in the United States where such qualification is necessary, with full power and authority to conduct its business as the same is presently being conducted;

            (c)     The execution and performance of this
Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or By-Laws of VCI or of any existing agreement, indenture or other instrument to which VCI is a party or to which any of its businesses or the assets may be bound or affected;

            (d)     Prior to the Closing Date, VCI will not
cause the original issuance of any of its authorized but unissued shares of common stock and/or preferred stock without the express written consent of DCP;

            (e) Other than as set forth on Schedule 7(e) annexed to this Agreement, there are not, and will not be at any time prior to the Closing Date, any outstanding options, warrants, rights, contracts, calls, demands or commitments of any type, kind or character relating to the VCI $.001 par value Preferred Shares;

            (f)     The capitalization of VCI, immediately
prior to the Closing, will be as follows:

Authorized    Type of Security          Issued and Outstanding

100 million     Voting Common Stock ($.001)  10,834,649
10 million    Non-Voting Convertible
              Preferred ($.001)   (C) 1,400,000 1 for 1  (B) 38,000  5 for 1

     All shares of common and Preferred Stock issued and outstanding are duly authorized, validly issued, fully paid and non-assessable. As of the Closing Date, VCI will have reserved for issuance such number of share of Preferred Stock necessary for issuance upon consummation of the transaction referred to herein, and as soon as practicable after the Closing Date, such number of shares of its common stock as shall be issuable upon conversion of the Preferred Stock.

            (g) On the Closing Date, the issued and outstanding VCI Preferred Shares will be 1,438,000;

            (h) All corporate action required of VCI will have been taken prior to the Closing Date. VCI has complied in all material respect, and at all time until the Closing Date will comply in all material respect with all applicable state, federal and local laws, regulations and ordinances. VCI has not been notified, as of the date of this Agreement, that it has failed to comply with any such requirements;

            (i)     There is no litigation or governmental
proceeding or investigation pending or, to the knowledge of VCI, threatened or in prospect against VCI, any of its officers, or directors or their properties or relating to its capital stock. VCI will notify DCP promptly of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date. As of the Closing Date there is still pending an SEC investigation of VCI's prior corporate transactions;

            (j)     The internal balance sheet and income
statements of VCI and unaudited financial statements and the notes thereto, present the financial condition and the results of operations of VCI as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. The VCI Unaudited Financial Statements are hereinafter collectively referred to as the "VCI Financial Statements", and the VCI Financial Statement is true and correct in all material aspects, and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, not misleading;

            (k)     To the best knowledge and belief of VCI
there has been no material adverse change in the financial condition of DCP nor has there been any material or substantial loss or damage to the properties or business of VCI (whether or not covered by insurance ) and no event or condition of any character has occurred which adversely affect VCI's business;

            (l) VCI has not and will not incur any liability or make any payments other than in the regular and normal course of its business and between the date of this Agreement and the Closing Date, VCI has not transferred any property for less than a fair and adequate consideration;

            (m) VCI has not declared or paid any dividends and will not declare or pay prior to the Closing Date, any dividends or make any distribution, directly or indirectly, to its shareholders, officers or directors, nor has it made, since the said date, nor will it make, prior to the Closing Date, any loans or advances to any shareholders, officers or directors;

            (n)     To the best knowledge and belief of VCI
any and all taxes accrued or asserted against VCI have been paid, or VCI has established adequate reserves therefor. All tax returns for VCI required to be filed have been or will be filed for all periods ending on or up to the Closing Date; no extensions of the applicable statues of limitations have been, or will be, prior to the Closing Date, applied for by VCI. Any and all additional taxes arising from the operation of VCI for any period up to and including the Closing Date and not provided for on the books and records of VCI are and shall be the sole liability of VCI. Copies of all applicable tax returns shall be furnished by VCI and its counsel prior to the Closing Date. DCP shall change its tax identification number to the one currently being used by VCI;

            (o) VCI has clear and unencumbered title to all of the assets and property owned by it as reflected in the VCI Financial Statements and VCI has no assets that are not reflected in the VCI Financial Statements;

            (p) To the best knowledge and belief of VCI, VCI is not in material default under any material contract or obligation and all third parties with whom VCI has contractual arrangements are in material compliance therewith and are not in material default thereunder;

            (q) VCI has not adopted, and, without written consent of DCP, will not prior to the Closing Date adopt, any employment or collective bargaining agreements;

            (r) There are not material liabilities, either fixed or contingent, not reflected in the VCI Financial Statements except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of VCI as reflected in the VCI Financial Statements. There are currently no contracts for services or production of goods which VCI has entered into;

            (s) No representation or warranty made by VCI in this Agreement and furnished or to be furnished to DCP pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits, or will omit, to state a material fact required or necessary to make the statements and representations herein or therein made, in light of the circumstances under which they were made, not misleading;

            (t)     On the Closing Date, VCI shall have
authorized, issued and outstanding the securities set forth in Paragraph 1 of this Agreement; and all VCI Common Shares indicated as being issued and outstanding on the Closing Date shall be duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attached to the ownership thereof;

            (u) VCI has not executed or delivered or issued any notes, bonds or mortgages and has not entered into any leases, contracts or commitments not disclosed in the VCI Financial Statements;

            (v)     Except as disclosed in this Agreement
under Schedule A, there are no outstanding rights to subscribe shares of stock of VCI and none will be so authorized subsequent to the execution of this Agreement without the prior written consent of DCP;

            (w)     No VCI shareholder has any right of
appraisal or similar right to dissent from the transaction made the subject of this Agreement and/or to demand payment for its VCI Common Shares. In the event such right does, in fact, exist, VCI will cause such shareholder to waive such right prior to the Closing Date;

            (x) VCI has no unpaid dividends except for the warrants described in Schedule A of this Agreement which are being created for the benefit of DCP shareholders and/or assignees;

            (y)     Prior to the Closing Date, VCI will not
authorize a reorganization, recapitalization, merger, consolidation, stock split or take other similar corporate action except as may be required to effectuate the terms and conditions of this Agreement;

            (z)     Prior to the Closing Date, VCI will not
create any other class of equity or debt security of VCI;

            (aa) Prior to the Closing date, and except for advances by VCI to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to DCP in writing, VCI will not, without the prior written consent of DCP:

               (i)  create or incur any indebtedness,
whether funded or not, except unsecured current liabilities incurred in the ordinary course of business, or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

               (ii) create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of VCI's properties or assets, except in the ordinary course of business;

               (iii)     make or become a party to any
contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

               (iv) make any capital expenditure or
capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

               (v)  sell or otherwise dispose of any of
its assets except sales in the ordinary course of business;

               (vi) declare or pay any dividend on, or
make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock, except as may be required by the terms thereof;

               (vii)     issue, sell any additional share of
capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

               (viii)    grant any option or make any
commitment relating to the authorized or issued capital stock of VCI;

               (ix) pay or agree to pay, conditionally
or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

               (x)  use any assets or properties except
for proper corporate purposes;

               (xi) make any change in the Certificate
of Incorporation or By-Laws except for those changes in the Articles of Incorporation adding the right to issue 300,000 shares of Preferred Stock convertible 1 for 1 into common shares at a par value of $.001 per share;

               (xii)     changing the current common
shares at $.001 par value; and

               (xii)     change any of VCI's banking or
safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;

            (bb)    Except as otherwise disclosed on Schedule
7(bb), VCI has no liabilities or obligation of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against on its balance sheets in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved against in the VCI Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the VCI Financial Statements;

            (cc)    VCI has the power to enter into this
Agreement and to carry out is obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to Closing Date duly authorized by VCI's Board of Directors, and VCI shall furnish DCP with true copies of any and documentation evidencing such action. VCI is not subject to or obligated under any contract provision or any license, franchise or permit or subject to any order or decree, which would be breached or violated by its execution and performance of this Agreement in the time and manner contemplated herein. Except as required by applicable securities laws or as set forth on Schedule 7(cc), no filing or registration with, or authorization, consent or approval of any public body or authority is necessary to execute or perform this Agreement and the consummation by VCI of the transactions contemplated hereby;

            (dd)    By virtue of its execution of this
Agreement, VCI hereby acknowledges and accepts that it has been furnished with all information concerning the business and financial condition and corporate status of DCP which VCI's management deemed necessary to its decision to proceed with the transactions as described herein;

            (ee) Other than as set forth on Schedule 7(ee) annexed hereto, VCI has not made any patent or trademark filings in the United States;

            (ff)    Each of the representations in this Section
7 shall be true and correct at the Closing Date;

            (gg) All of the assets and property used by VCI in the operation of its business are owned by VCI and to the extent any of such assets and property are not so owned, VCI will arrange to have such asset and/or property transferred to it prior to the Closing Date;

            (hh) To the best of its knowledge and belief, each of the representations and warranties of VCI in Section 6 of this Agreement is true and correct.

            (ii) VCI is and on the Closing Date will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as the same is presently being conducted;

            (jj) VCI has the corporate power to enter into this Agreement and carry out its obligations hereunder. By the Closing Date, the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby will have been duly authorized by VCI's Board of Directors and by a majority of the holders of VCI's Common Stock. Except as provided herein, no other corporate action or proceeding on the party of VCI will be necessary to authorize this Agreement and the consummation of transactions contemplated hereby. Prior to the Closing Date, VCI will provide DCP's attorneys with resolutions of the Board of Directors of VCI which duly authorize the officers of VCI to effectuate and consummate the transaction which is the subject of the Agreement, and further VCI will furnish DCP with documentation which constitutes and comprises all consents, approvals, waivers, filings, registrations and other actions required of or to be made with other persons or governmental authorities in connection with the transaction contemplated herein under the laws of the State of Washington and any other applicable states and evidencing compliance with or an applicable exemption from the registration provisions of (i) Section 5 of the Securities Act of 1933
(the "Securities Act") and (ii) applicable state securities ("blue sky") laws. Except for matters disclosed to DCP, VCI is not subject to or obligated under any charter, by-laws or contract or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by the execution, delivery and performance of this Agreement by VCI in the time and manner contemplated herein. Other than as referred to herein or in connection, or in compliance with the provisions of the Securities Exchange Act of 1934
(the "34 Act"), and the securities ("blue sky") laws of the various states, no filing or registration with or authorization, consent, or approval of, any public body or authority is necessary for the consummation by VCI of the transaction contemplated by this Agreement;

            (kk) Since March 31, 2002, there has been and will not be without the consent of DCP: (i) any material adverse change in the financial condition of VCI; (ii) any material change in the corporate status of VCI; (iii) any unpaid dividends, declaration, setting aside or payment of any dividend (whether in cash, stock or property ) with respect to the capital stock of VCI; (iv) any collective bargaining agreement, labor dispute, other than routine matters, none of which is material to VCI; (v) any entry into any lease, material contracts, commitments or transaction (including without limitation any borrowing or capital expenditure); (vi) the execution or issuance of any note, bond, mortgage or other obligation; or (vii) any other event or condition of any character materially and adversely affecting the financial condition of VCI.

            (ll)    The execution and performance of this
Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Articles of Incorporation or By-Laws of VCI or of any existing agreement, indenture or other instrument to which VCI is a party or to which it may be bound or affected;

            (mm) There are not and will not be at any time prior to the Closing Date, any outstanding subscription rights, options, contracts, calls, demands or commitments of any type, kind or character relating to the capital stock of VCI other than those outlined in Schedule A of this Agreement;

            (nn) All corporate action required of VCI has been or will be taken prior to the Closing Date and all tax reports and returns required to be filed by VCI have been or will be timely filed prior thereto. VCI has complied, and at all times until the Closing Date will comply with all applicable state, Federal or local laws, including Federal and State securities laws, regulations or ordinances and will notify DCP, immediately upon receiving any violation claim. VCI has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements;

            (oo)    There is no litigation or governmental
proceeding or investigation pending or, to the knowledge of VCI's officers or directors, threatened or in prospect against VCI, any of its officers, directors or principal shareholders or relating to its capital stock. VCI will notify DCP promptly upon receipt of any such notification of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date. There currently remains an open SEC investigation into prior corporate acts of VCI;

            (pp) Copies of VCI's Articles of Incorporation, all amendments thereof, By-Laws and all minutes of VCI are contained in the minute books which will be furnished to DCP and its counsel as soon as practicable, but prior to Closing; all additional minutes and other corporate documents of VCI adopted or executed subsequent to this Agreement, but prior to the Closing Date, will be exhibited promptly to DCP and its counsel;

            (qq) All Federal and state tax returns required to be filed for all fiscal years ended on or before December 31, 2001, if any, has been or will be filed and the tax disclosed therein, if any, has been or will be paid prior to the Closing Date. No extensions of the applicable statute of limitations have been, or will be, prior to the Closing Date, applied for or consented to by VCI without notification to DCP;

            (rr) VCI has clear and unencumbered title to all of its properties. Prior to the Closing Date and except in the ordinary course of its business, VCI will not dispose of or encumber any of its property without the prior written consent of DCP;

            (ss) VCI is not in material default under any material contract or obligation; and all third parties with whom VCI has contractual arrangements are in material compliance therewith and are not in material default thereunder;

            (tt)    VCI has not and, without the written
consent of DCP, will not prior to the Closing Date, adopt any new life insurance, hospitalization insurance, profit sharing, pension or retirement benefit plans or arrangements or deferred compensation agreements whether or not legally binding, nor is VCI presently paying any pension or retirement allowance;

            (uu) At all times prior to the Closing Date, DCP may inspect, copy and reproduce any tax returns, accounting and other records of VCI relating to its property and capitalization. VCI will afford to the officers and authorized representatives of DCP access to the properties, books and records of VCI and furnish such information as DCP and its counsel may from time to time reasonably request;

            (vv)    VCI carries insurance policies of fire,
liability and other insurance as of the date of this Agreement;

            (ww) All of the shares of Preferred Stock as and when delivered as required pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof and will convey to DCP good and valid title to such securities, free and clear of any liens, encumbrances or claims of any nature, contingent or otherwise, and will entitle the holders to all the rights of holders of such securities, subject in each case to the restrictions on transferability imposed by the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder;

            (xx)    The information given and every
representation, warranty and statement made or furnished by VCI hereunder is true and correct and does not contain a misstatement of a material fact or omit to state a material fact required in order to make such statements and representations, in light of the circumstances under which they are made, not misleading;

            (yy) Prior to the Closing Date, VCI will not, without the prior written consent of DCP, do or agree to do any of the following:

               (i)  Create or incur any indebtedness,
whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

               (ii) create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of VCI properties or assets except in the ordinary course of business or as required by the terms and conditions of its capital stock;

               (iii)     make or become a party to any
contract or commitment, or renew, extend, amend, terminate or modify and contract or commitment, except in the ordinary course of business;

               (iv) make any material investment,
acquisition, or any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

               (v)  sell or otherwise dispose of any
of its assets except sales in the ordinary course of business;

               (vi) declare or pay any dividend on, or
make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

               (vii)     issue or sell any additional shares
of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

               (viii)    grant any option or make any
commitment relating to the authorized or issued capital stock  of VCI;

               (ix) pay or agree to pay, conditionally
or otherwise, any pension or severance pay to any director, officer, agent or employees, or make any advances to or increase the compensation of, any officers or employees;

               (x)  use any assets or properties except
for proper corporate purposes;

               (xi) make any change in the Articles
of Incorporation or B-Laws or effectuate any merger, reorganization, consolidation, or other change affecting the VCI corporate structure, capitalization, or existence; and

               (xii)     change any of VCI's banking or
safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;

            (aaa)   VCI has furnished an opinion of counsel
and other documentation to the DCP in for and substance reasonably acceptable to DCP and DCP's counsel, evidencing the fact that VCI is a Delaware corporation in good standing with the requisite power and authority to execute, deliver and perform this Agreement;

            (bbb)   Since March 31, 2001, VCI has not
engaged in any material transaction except with DCP;

            (ccc) As of the Closing date no options will be issued and outstanding to purchase shares of capital stock of VCI; and

            (ddd)   Each of the representations in this Section
7 shall be true and correct at the Closing Date.

     8. Covenants of DCP . By virtue of its and their respective execution of this Agreement, DCP covenants and agrees with VCI as follows:

            (a)     On the Closing Date, any stockholder of
DCP who will receive shares of Preferred Stock will deliver an executed investment letter to VCI;

            (b) On the Closing Date, VCI will furnish DCP with an opinion of securities counsel in form and substance reasonably acceptable to DCP and DCP's securities counsel;

            (c) At all times prior to the Closing Date, VCI through its duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of DCP relating to its property, assets or business. DCP will afford to the officers and authorized representatives of VCI access to the properties, books and records of DCP and will furnish such information as VCI and its counsel may from time to time reasonably request;

            (d) If requested by VCI, DCP will deliver to VCI an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by DCP as of the date of this Agreement. DCP will take all steps necessary to keep such policies in full force and effect through the Closing Date and will inform VCI of any changes in coverage or additional policies prior to the entering into such policies;

            (e) Copies of DCP's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of DCP are contained in the minute books which will be furnished to VCI and its counsel prior to the Closing Date; and all additional minutes and the corporate documents of DCP adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of VCI hereunder), will be furnished to VCI and its counsel prior to the Closing Date;

            (f)     As soon as practicable following the
execution of this Agreement, but no later than ten (10) days prior to the Closing Date, provide VCI with the DCP Unaudited Financial Statements;

            (g) All of the representations, warranties and covenants of DCP made in this Agreement shall survive the Closing Date for a period of twelve months.

     9. Covenants of VCI. By virtue of its execution of this Agreement, VCI hereby covenants and agrees with DCP as follows:

            (a)     VCI agrees and covenants to execute the
certificate identified in Section 10(b)(ii) below;

            (b) On the Closing Date, VCI will furnish DCP with an opinion of securities counsel in form and substance reasonably acceptable to DCP and DCP's securities counsel;

            (c) At all times prior to the Closing Date, DCP through its or their duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of VCI relating to its property, assets or business. VCI will afford to the officers and authorized representatives of DCP access to the properties, books and records of VCI and will furnish such information as DCP and its counsel may from time to time reasonably request;

            (d)     If requested by DCP, VCI will deliver to
DCP an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by VCI as of the
date of this Agreement.   VCI will take all steps necessary to keep such
policies in full force and effect through the Closing Date and will inform DCP of any changes in coverage or additional policies prior to the entering into such policies;

            (e)     Copies of VCI's Certificate of
Incorporation, all amendments thereto, By-Laws, and all minutes of VCI are contained in the minute books which will furnished to DCP and its counsel prior to the Closing Date; and all additional minutes and other corporate documents of VCI adopted or executed subsequent to this Agreement, prior to the Closing Date (none of which will diminish or dilute the rights of DCP hereunder), will furnished to DCP and its or their counsel prior to the Closing Date;

            (f)     As soon as practicable following the
execution of this Agreement, but no later than ten (10) days prior to the Closing Date, VCI will provide DCP with the VCI Audited and Unaudited Financial Statements;

            (g) All of the representations, warranties and covenants of VCI made in this Agreement shall survive the Closing Date for a period of twelve months;

            (h)     As soon as practicable following the
execution of this Agreement, but not later than ten (10) days prior to the Closing Date, VCI will furnish to DCP copies of proposed forms of employment agreement with such executive officers of VCI as DCP shall have designated to VCI in writing as soon as practicable following the execution of this Agreement (the "VCI Employment Agreements"). The terms of such VCI Employment Agreements shall be satisfactory to DCP. Any and all such VCI Employment Agreements shall be duly executed on the Closing Date;

            (i)     No later than twenty (20) business days
after the Closing Date, VCI shall take such corporate action as shall be necessary to comply with the requirements of the laws of the State of Delaware and to cause its shareholders to authorize the transaction referenced in this Agreement; and

     10.    Conditions Precedent to Closing

            (a)     All of the obligations of DCP under and
pursuant to this Agreement are and shall be subject to the representations and warranties of VCI being true and correct in all material respects on the Closing Date except for such representation and warranties that are expressly given as of a specific date or as of the date hereof and the delivery to DCP, prior to or on the Closing Date of each of the following:

               (i)  certificates for the Preferred Stock
in such names and in such denominations as DCP shall have indicated to VCI in writing;

               (ii) a certificate signed by the
President and Secretary of VCI, dated the Closing Date, to effect that all of the representations and warranties of VCI set forth herein and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

               (iii)     a certified copy of the resolution
of VCI's Board of Directors authorizing the execution, delivery and performance of this Agreement;

               (iv) the VCI Audited Financial
Statements containing an unqualified opinion of a firm of independent certified public accountants together with the VCI Unaudited Financial Statements which shall contain no material change in the financial condition of VCI since the date of the last VCI's Audited Financial Statement other than expenditures authorized by this Agreement, and review by such firm;

               (v)  a Certificate of Good Standing of
VCI from the appropriate authority in the State of Delaware dated within ten
(10) days of the Closing Date;

               (vi) a certificate from the appropriate
authority in the State of Delaware dated within ten (10) days of the Closing Date evidencing payment by VCI of all outstanding taxes due to the State of Delaware;

               (vii)     an opinion of corporate and
securities counsel to VCI, in form and substance reasonably satisfactory to DCP and its counsel;

               (viii)    a certificate of the President and
Corporate Secretary of VCI certifying that, effective as of the Closing, all other covenants of VCI to be satisfied on or before the Closing, have been satisfied;

               (ix) duly executed copies of the VCI
Employment Agreements.

            (b)     All of the obligations of DCP under and
pursuant to this Agreement are and shall be subject to the representations and warranties of DCP being true and correct at the Closing Date except for such representations and warranties that are expressly given as of a specific date or as of the date hereof and the fulfillment prior to or on the Closing Date of each of the following:

               (i)  a certificate signed by the
President and Secretary of DCP, dated the Closing Date, to effect that all of the representation and warranties of DCP herein and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

               (ii) a certified copy of the resolution
of DCP's Board of Directors authorizing the execution, delivery and performance of this Agreement;

               (iii)     the DCP Unaudited Financial
Statements containing an unqualified opinion of a firm of independent certified public accountants together with the DCP Unaudited Financial Statement which shall contain no material change in the financial condition of DCP since the date of the last DCP Unaudited Financial Statement other than expenditures authorized by this Agreement, and review by such firm;

               (iv) a Certificate of Good Standing of
DCP from the appropriate authority in the State of California dated within ten
(10) days of the Closing date;

               (v)  an executed copy of the DCP
Investment Letters from each holder of the DCP Common Shares;

               (vi) an opinion of corporate and
securities counsel to DCP, in form and substance reasonably satisfactory to VCI and its securities counsel;

               (vii)     a certificate of the President and
Corporate Secretary of DCP certifying that, effective as of the Closing, all other covenants of DCP to be satisfied on or before the Closing, have been satisfied; and

               (viii)    duly executed copies of the DCP
Employment Agreements.

     11.    Indemnification.

            (a) DCP agrees to hold VCI harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by DCP, breach of any warranty herein made and breach or default in DCP's performance of any of the covenants which DCP is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollar ($10,000) damages incurred by VCI. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

            (b)     VCI hereby agrees to hold DCP harmless
from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by VCI, breach of any warranty herein made and breach or default in VCI's performance of any of the covenants which it is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollars ($10,000) damages incurred by DCP. All claims made hereunder must be made within eighteen
(18) months of the Closing hereunder or they shall be deemed waived.

     12. DCP's Investment Intent. DCP has been advised, and by the execution of this Agreement, hereby agrees, accepts and acknowledges:

            (a) That none of the VCI Preferred Shares to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both DCP and its present management are relying upon an exemption from registration based upon the investment and other representations of VCI. In this regard, DCP hereby represents, covenants and warrants that:

               (i)  It is acquiring the VCI Preferred
Shares transferred and delivered hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state;

               (ii) It has no present reason to
anticipate any change in their circumstances or any other particular occasion or event which would cause it to sell the VCI Preferred Shares, subject, however, to the disposition of such property at all time being within its exclusive control;

               (iii)     The certificates representing all of
the VCI Preferred Shares to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

     13.    Conduct of VCI's and DCP's Business Prior to the
Closing Date. From the date hereof and prior to the Closing Date, unless the other party hereto shall otherwise agree in writing:

            (a)     The business of VCI and DCP shall be
conducted only in the ordinary and usual course and there shall be no material adverse changes in the nature and extent of its respective properties, or the conduct of its respective operations;

            (b)          Neither VCI nor DCP shall encumber by
lien, encumbrance, security interest or otherwise any of its respective assets or properties or authorize the reorganization, recapitalization, merger, consolidation or other similar action on behalf of VCI or DCP except any that may be permitted by or required to effectuate the terms and conditions of this Agreement or as otherwise mutually agreed upon in writing;

            (c)     Except as permitted by this Agreement,
neither VCI nor DCP shall dispose of any material amount of assets other than in the ordinary course of business; incur a material amount of additional indebtedness or other material liabilities, other than liabilities for borrowed money or enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

            (d) Neither VCI nor DCP shall enter into any employment or similar contract with any shareholder or employee or make any changes in its respective management or executive assignments or compensation, except for changes in its management or executive assignments or compensation which occur in the ordinary course of business or as otherwise permitted by this Agreement; and

            (e) VCI and DCP shall use their respective best efforts to preserve intact its business organization, to keep available the services of its present key employees, and to preserve the good will of those having business relationships with them.

     14. Access and Information. Each party hereto shall afford to the other party's accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Closing Date, the right to make copies of all properties, books, contracts, commitments and records (including but not limited to tax returns). In addition, each party shall furnish promptly to the other party: (xiii) a copy of each report, schedule and other document file received by it pursuant to the requirements of Federal or state securities laws; (xiv) a copy of any summons, complaint, petition, notice of hearing or notice of the commencement of any governmental or administrative investigation; and (xv) all other information concerning its business, properties and personnel as may reasonably be requested; provided, however, that no investigation pursuant to this Section 16 shall affect any representations or warranties or the conditions to the obligations of the parties to consummate a transaction referenced herein. In the event of a termination of this Agreement whether in accordance with the provisions of Section 16 or otherwise, each party shall return to the party furnishing information all documents, work papers and other material obtained by or on its behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the party receiving such information from the party furnishing same shall hold such information in confidence until such time as such information is otherwise publicly available. Notwithstanding the foregoing and until the Closing Date, DCP shall be under no obligation to disclose to VCI and VCI shall be under no obligation to disclose to DCP any proprietary or secret or confidential information concerning its respective operations.

     15. Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

     16. Termination. This Agreement may be terminated at any time prior to the Closing Date: (i) by mutual consent of the Boards of Directors of both VCI and DCP; (ii) by failure to close as provided in Section 3; or (iii) as a result of the occurrence, prior to the Closing Date, of any of the following events with respect to or by either DCP or VCI: (aa) The making of a general assignment of assets for the benefit of creditors not previously revealed through due diligence prior to closing; (bb) The filing of any petition or the commencement of any proceeding by or against either corporation for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions; (cc) The appointment of a receiver of or the issuance or making of a writ or order of attachment or garnishment against, a majority of the property or assets of either corporation; (dd) The filing of a tax lien or warrant or judgment against either corporation in favor of the United States of America or the State of Washington in an amount in excess of Twenty Five Thousand ($25,000) Dollars where said lien or judgment is not satisfied and discharged within thirty (30) days from the date of such filing; or (ee) A judgment is rendered against either corporation on an uninsured claim of $50,000 or more and either corporation fails to commence an appeal of such judgment within the applicable appeal period.

     17. Effect on Termination. In the event of termination of this Agreement as provided in Section 16, this Agreement shall forthwith become null and void and there shall be no further liability on the part of VCI or DCP or its respective officers or directors. Termination of this Agreement by either VCI or DCP as a result of the breach of the terms and conditions hereof by the other shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

     18.    Meaning of "Material". As  used herein, the term
"material" shall be construed in its generally accepted United States Federal securities law context.

     19. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     20. Waiver. At any time prior to the Closing Date, the parties hereto, by action taken by its respective Boards of Directors and accepted in writing by the other parties, may: (i) extend the time for the performance of any party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party and accepted in writing by the other parties. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

     21. Broker and Investment Banking Fees. VCI, and DCP represent and warrant that they have not engaged the services of any broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein. Notwithstanding the representations herein VCI, and DCP agree to hold and indemnify each other harmless from and against claims by any third party due compensation as a broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.

     22. Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors. This Agreement shall not be assignable under any circumstances.

     23. Entire Agreement. Each of the parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected.

     24. Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Delaware, irrespective of the place of domicile or residence of any party.

     25. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person with New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

     26. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

     27. Addresses of the Parties. Each party shall at all times keep the other party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address of the new principal place of business.

     28. Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deem to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the following:
               ValCom, Inc.:
               Vince Vellardita
               26030 Avenue Hall, Studio #5
               Valencia, CA 91355

               If to Digital Cut Post, Inc.:
               Ed Santiago
               3733 Motor Avenue
               Los Angeles, CA 90034

or to such other address of which a party may notify the other parties as provided above.

     29. Release of Information. In light of the nature and extent of the conditions precedent to DCP's and VCI's obligations hereunder, the parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both DCP and VCI as to form, content and kind.

     IN WITNESS WHEREOF, the undersigned hereby covenant that they are executing this Agreement as of the day and year first above written for and on behalf of their respective companies with full power and authority to act for and to bind such companies' to the terms and conditions of this Agreement.

                         ValCom, Inc.


                         By:____________________________
                            Vince Vellardita, President


                         Digital Cut Post, Inc.



                         By:____________________________
                             Ed Santiago, President